Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 59,004,894.40
Previously Paid Amount	0.00
Total Fee Amount	6,905.00
Total Offset Amount	992.34
Net Fee	$ 5,912.66